Laudus Trust
Laudus® U.S. Large Cap Growth Fund

Portfolio Holdings as of December 31, 2019 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 0.5%
Ferrari N.V.	64,044	10,601,844

Capital Goods 2.8%
Honeywell International, Inc.	69,854	12,364,158
Roper Technologies, Inc.	75,645	26,795,728
The Boeing Co.	79,126	25,776,086
		64,935,972

Commercial & Professional Services 4.5%
CoStar Group, Inc. *	90,615	54,214,954
TransUnion	347,721	29,768,395
Waste Management, Inc.	167,131	19,046,249
		103,029,598

Consumer Durables & Apparel 1.7%
NIKE, Inc., Class B	389,748	39,485,370

Consumer Services 0.5%
Domino’s Pizza, Inc.	43,243	12,703,929

Diversified Financials 4.0%
CME Group, Inc.	187,488	37,632,591
S&P Global, Inc.	199,811	54,558,394
		92,190,985

Food, Beverage & Tobacco 1.4%
Constellation Brands, Inc., Class A	166,732	31,637,397

Health Care Equipment & Services 7.8%
Align Technology, Inc. *	135,941	37,932,977
Boston Scientific Corp. *	709,293	32,074,229
Humana, Inc.	35,714	13,089,895
Intuitive Surgical, Inc. *	81,048	47,911,525
UnitedHealth Group, Inc.	164,006	48,214,484
		179,223,110

Materials 3.0%
Ball Corp.	451,903	29,224,567
The Sherwin-Williams Co.	67,062	39,133,359
		68,357,926

Security	Number of Shares	Value ($)
Media & Entertainment 12.6%
Alphabet, Inc., Class A *	56,989	76,330,497
Facebook, Inc., Class A *	422,286	86,674,201
IAC/InterActiveCorp *	250,533	62,410,276
Netflix, Inc. *	201,694	65,262,127
		290,677,101

Pharmaceuticals, Biotechnology & Life Sciences 6.4%
Illumina, Inc. *	49,406	16,389,946
IQVIA Holdings, Inc. *	231,010	35,693,355
Novartis AG ADR	318,308	30,140,584
Vertex Pharmaceuticals, Inc. *	135,846	29,743,482
Zoetis, Inc.	264,716	35,035,163
		147,002,530

Real Estate 2.3%
Prologis, Inc.	141,139	12,581,130
SBA Communications Corp.	166,613	40,152,067
		52,733,197

Retailing 14.3%
Alibaba Group Holding Ltd. ADR *	243,531	51,652,925
Amazon.com, Inc. *	96,891	179,039,066
Burlington Stores, Inc. *	132,674	30,253,652
Lowe’s Cos., Inc.	265,615	31,810,052
MercadoLibre, Inc. *	63,958	36,580,139
		329,335,834

Semiconductors & Semiconductor Equipment 3.4%
ASML Holding N.V.	180,019	53,274,823
Xilinx, Inc.	260,113	25,431,248
		78,706,071

Software & Services 30.3%
Adobe, Inc. *	189,898	62,630,259
Autodesk, Inc. *	213,106	39,096,427
Coupa Software, Inc. *	94,980	13,890,825
GoDaddy, Inc., Class A *	250,686	17,026,593
Intuit, Inc.	193,767	50,753,390
Mastercard, Inc., Class A	351,591	104,981,557
Microsoft Corp.	885,692	139,673,629
PayPal Holdings, Inc. *	194,842	21,076,059
salesforce.com, Inc. *	395,970	64,400,561
ServiceNow, Inc. *	203,731	57,517,336
Shopify, Inc., Class A *	29,711	11,812,499
Visa, Inc., Class A	614,837	115,527,872
		698,387,007

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Technology Hardware & Equipment 3.3%
Apple, Inc.	168,023	49,339,954
Keysight Technologies, Inc. *	249,828	25,639,848
		74,979,802

Transportation 1.0%
Union Pacific Corp.	122,743	22,190,707
Total Common Stock
(Cost $1,415,812,395)		2,296,178,380

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.53% (a)	113,555	113,555
Total Other Investment Company
(Cost $113,555)		113,555
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR –	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2019:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,296,178,380	$—	$—	$2,296,178,380
Other Investment Company[1]	113,555	—	—	113,555
Total	$2,296,291,935	$—	$—	$2,296,291,935
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•  Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings (continued)

•  Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG60662DEC19
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